SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           - - - - - - - - - - -

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) March 1, 2001

                                ZiLOG, INC.
           (Exact Name of Registrant as Specified in its Charter)

             001-13748                                13-3092996
      (Commission File Number)             (IRS Employer Identification No.)

       910 East Hamilton Avenue
         Campbell, California                          95008
(Address of Principal Executive Offices)              (Zip Code)

                               (408) 558-8500
            (Registrant's Telephone Number, including Area Code)



         On March 1, 2001, we issued a press release relating to the appointment of James M. Thorburn as the Acting Chief Executive Officer of ZiLOG, Inc., effective March 5, 2001. This press release is attached as exhibit 99.1 and is incorporated herein by reference.

ITEM 5 EXHIBITS

EXHIBIT NO.                     DESCRIPTION

99.1                            Press release, dated March 1, 2001 of
                                ZiLOG, Inc.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  March 2, 2001

                                  ZiLOG, INC.


                                  By: /s/ Richard Pickard
                                      ---------------------
                                      Name:   Richard Pickard
                                      Title:  Senior Vice President,
                                              General Counsel and Secretary



                               EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION

99.1                  Press release, dated March 1, 2001 of ZiLOG, Inc.